UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2015

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K (“Amendment No. 1”) is being filed to amend the current report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on January 5, 2015, by General Motors Financial Company, Inc. (“GM Financial” or the “Company”), which was filed to report that on January 2, 2015 the Company had completed a transaction under which it acquired Ally Financial Inc.’s (“Ally Financial”) 40% equity interest in SAIC-GMAC Automotive Finance Company Limited (formerly known as GMAC-SAIC Automotive Finance Company Limited) (“SAIC-GMAC”), a joint venture that conducts auto finance operations in China. Also effective on January 2, 2015, and as reported in the Initial 8-K, the Company sold a 5% equity interest in SAIC-GMAC to Shanghai Automotive Group Finance Company Ltd. (“SAIC FC”), a current shareholder of SAIC-GMAC. This Amendment No. 1 is being filed to provide the required historical financial statements and unaudited pro forma financial information not required to be included in the Initial 8-K.

Forward-Looking Statements

Except for the historical information contained herein, the matters disclosed herein include forward-looking statements which are the Company’s current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or those anticipated by the Company. The most significant of these risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission including the Company’s annual report on Form 10-K for the year ended December 31, 2014. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, the Company’s actual results may vary materially from those expected, estimated or projected. Actual events or results may differ materially. It is advisable not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

ITEM	9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The following financial statements for the international auto finance and financial services businesses of Ally Financial (“Ally-IO”) are filed as Exhibit 99.1 hereto and incorporated by reference herein: combined balance sheets of Ally-IO as of December 31, 2014 and December 31, 2013, and the related combined statements of comprehensive income, changes in invested equity, and cash flows for each of the three years ended December 31, 2014, and the report of the independent registered public accounting firm related thereto.

(b) Pro Forma Financial Information

The pro forma financial information reflecting the acquisition of a 35% equity interest in SAIC-GMAC (resulting from the acquisition of Ally Financial’s 40% equity interest in SAIC-GMAC and the sale of a 5% equity interest by GM Financial to SAIC FC) is hereby incorporated by reference to Exhibit 99.2 hereto.

(c) Not Applicable

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Audited combined balance sheets of Ally-IO as of December 31, 2014 and December 31, 2013, and the related combined statements of comprehensive income, changes in invested equity, and cash flows for each of the three years ended December 31, 2014, and the report of the independent registered public accounting firm related thereto

99.2	The pro forma financial information, as of and for the year ended December 31, 2014, reflecting the acquisition of a 35% equity interest in SAIC-GMAC (resulting from the acquisition of Ally Financial’s 40% equity interest in SAIC-GMAC and the sale of a 5% equity interest by GM Financial to SAIC FC)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: March 17, 2015	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Audited combined balance sheets of Ally-IO as of December 31, 2014 and 2013, the related combined statements of comprehensive income, changes in invested equity, and cash flows for each of the three years ended December 31, 2014, and the report of the independent public accounting firm related thereto.

99.2	The pro forma financial information, as of and for the year ended December 31, 2014, reflecting the acquisition of a 35% equity interest in SAIC-GMAC (resulting from the acquisition of Ally Financial’s 40% equity interest in SAIC-GMAC and the sale of a 5% equity interest by GM Financial to SAIC FC).